                             [STONEBRIDGE LOGO]



         SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED APRIL 30, 2002.

LETTER TO SHAREHOLDERS

OVERVIEW

     Since our last report six months ago, the political climate has remained focused on international events. The international coalition has waged its war on terror and has continued to make progress in discovering and stamping out the terrorist elements that threaten our way of life. Negative relations between Israel and Palestine have escalated: Israel with tanks, Palestinian elements with increased suicide bombing attacks.

     Despite this environment, the broad stock market indices managed to move to higher levels over the past six months, albeit in a volatile manner. There were two major factors that contributed to this resilience. First, while there were several attempts at terrorist acts domestically, none were successful. Second, the economy proved to be surprisingly robust. While corporate profits were hit very hard in some sectors of the economy, others performed quite well. The unemployment rate remained relatively low and as a result the consumer continued to earn and spend. The economy posted one quarter of mildly negative GDP growth and then resumed strong upward growth of 5.8% annualized in the first quarter of 2002, the fastest pace of growth in two years (The Wall Street Journal, April 29, 2002).

     The bear market that began in the first quarter of 2000 appeared to have made a bottom in late September of 2001. While there have been several attempts to challenge that low, the major stock market averages have managed to remain above those levels. Investors began to selectively snap up shares of stocks that traditionally respond early in an economic recovery. In the technology sector for instance, semiconductor equipment companies Applied Materials and Novellus posted impressive gains of 43.0% and 44.0%, respectively from October 31, 2001 through April 30, 2002. This compares to a modest return of approximately 2.0% for the S&P 500.

     These returns proved to be industry specific as many stocks in the same sectors continued to languish. Again in the technology sector network equipment companies struggled with Nortel (-41.0%), Lucent (-31.0%), and Sun Microsystems (-19.0%) falling during the same time period. The damage was not just limited to technology stocks. Stock prices of many drug related companies fell because of fears that generic competition and a slower pace of approval for new blockbuster drugs would retard the historically higher revenue and earnings growth rates of these stocks. During this period, industry bell weathers Pfizer (-13.0%), Eli Lilly (-13.0%), and Merck (-14.0%) also fell.

     Investors continued to worry about the accounting issues that surfaced with the collapse of Enron. Companies with complex or less than clear accounting methodologies were targeted for selling as the public called for increased transparency in the financial statements. This may have been a contributing factor to the generally superior performance of smaller capitalization companies relative to their larger peers.

     With many traditional growth oriented sectors and industries, including technology and pharmaceuticals, under pressure, it is not surprising that there was a dramatic divergence in performance based on investment style. From October 31, 2001 to April 30, 2002, the Russell 1000 Growth Index posted a return of approximately -3.0% while the Russell 3000 Value Index returned approximately 8.0%. This relative outperformance of value indices has persisted for most of the bear market of the past two and a half years.

THE STONEBRIDGE GROWTH FUND

For the six months ended April 30, 2002 the S&P 500 returned 2.31% while the more growth oriented Russell 1000 Growth Index posted a return of -2.13%. The Stonebridge Growth Fund posted a return of -3.73%. For the calendar year-to-date through April 30, 2002, the Fund returned -8.86% while the S&P 500 and Russell 1000 Growth Index posted returns of -5.8% and -10.7%, respectively. As we mentioned above, exposure to technology and pharmaceutical stocks and the strong divergence in performance between growth and value investment styles has resulted in many growth-oriented funds performing poorly relative to blended style indices. The heavily technology oriented NASDAQ Composite Index earned a return of -0.12% while the Philadelphia Drug Index dropped -7.0% for the same period, a period over which most stock market indices rose.

GROWTH FUND SECTOR ALLOCATION
 AS A PERCENT OF NET ASSETS
    AS OF APRIL 30, 2002

[CHART]

U.S. GOVERNMENT AGENCY OBLIGATIONS      8%
CAPITAL GOODS                           7%
CONSUMER CYCLICALS                      6%
CONSUMER STAPLES                        9%
ENERGY                                  6%
FINANCIAL                               20%
HEALTHCARE                              15%
TECHNOLOGY                              20%
CONVERTIBLE BONDS                       3%
FOREIGN                                 6%



Our strategy over the past several months has been to increase the Fund's exposure to stocks with higher forecast earnings and revenue growth rates. As mentioned in the overview above, the economy appears to have turned the corner on the recession and is beginning to recover. We have taken advantage of the weakness in technology and healthcare to build larger exposure in these sectors. The Fund took profits in Lowe's (Consumer Cyclical), Costco Wholesale (Consumer Cyclical) and Emerson Electric (Capital Goods) redeploying the proceeds by adding to positions in Motorola (Technology), Sun Microsystems (Technology), Bristol Myers(Pharmaceuticals), Elan (Pharmaceuticals), and Guidant (Diverse Healthcare). We believe that as the strength in the economy translates into rising corporate profits, investors will once again reward those companies that can demonstrate superior earnings and revenue growth.

CHANGE IN VALUE OF A $10,000 INVESTMENT IN STONEBRIDGE GROWTH FUND
VS. THE S&P 500 INDEX WITH INCOME AND THE NYSE COMPOSITE INDEX WITH INCOME FROM MAY 1, 1992 TO APRIL 30, 2002

[CHART]

                   STONEBRIDGE GROWTH FUND       S&P 500     NYSE COMPOSITE INDEX
           1992                      10000         10000                    10000
           1993                       9611         10923                    10664
           1994                       9961         11502                    10966
           1995                      11085         13508                    12147
           1996                      13415         17585                    15385
           1997                      15875         22003                    18263
           1998                      20193         31033                    25290
           1999                      20964         37807                    27784
           2000                      22400         41635                    28215
           2001                      19324         36237                    27807
           2002                      15172         31665                    25150



AVERAGE ANNUAL TOTAL RETURN FOR THE STONEBRIDGE GROWTH
    FUND, S&P 500 INDEX, AND NYSE COMPOSITE INDEX
             PERIODS ENDED APRIL 30, 2002

                           1 YEAR       5 YEAR       10 YEAR
                           ------       ------       -------
 Stonebridge Growth       (21.49)%      (0.90)%       4.25%
 S&P                      (12.62)%       7.55%       12.22%
 NYSE                      (9.55)%       6.61%        9.66%


FINAL PORTFOLIO VALUES
   APRIL 30, 2002

Stonebridge Growth Fund         $15,172
S&P 500                         $31,665
NYSE Composite                  $25,150

AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TOTAL RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE STONEBRIDGE AGGRESSIVE GROWTH FUND

For the six months ended April 30, 2002 the Russell 2000 returned 20.03%, and as mentioned above the Russell 1000 Growth Index returned -2.13%. The Stonebridge Aggressive Growth Fund posted a return of 4.77%. For the calendar year-to-date through April 30, 2002, the Fund returned -5.7%, while the Russell 2000 and Russell 1000 Growth Indexes posted returns of 4.9% and -10.7%, respectively. A major factor that led to this performance was the superior return generated by the biotechnology stocks in the portfolio. For the 6 months ending April 30, 2002, the AMEX Biotechnology Index fell dramatically (-20.0%). Clearly, this environment has made it difficult to achieve good returns from that important sector for the Fund. Despite that fact, the Fund has not gone without success this year in biotechnology. The most notable example of this is Onyx Pharmaceuticals, which, as of that date, had risen 55.0% since the first of the year. We continue to believe that the biotechnology industry will be the source of many major new "blockbuster" drugs in years to come. As such, we continue to try to position the Fund to take advantage of these exciting potential growth opportunities in the years ahead.


AGGRESSIVE GROWTH FUND SECTOR ALLOCATION
AS A PERCENT OF NET ASSETS
AS OF APRIL 30, 2002

[CHART]

MUTUAL FUNDS                            9%
BASIC MATERIALS                         2%
CAPITAL GOODS                           12%
COMMUNICATION SERVICES                  3%
CONSUMER CYCLICALS                      7%
CONSUMER STAPLES                        4%
ENERGY                                  5%
FINANCIAL                               11%
HEALTHCARE                              16%
TECHNOLOGY                              23%
U.S. GOVERNMENT AGENCY OBLIGATIONS      8%

As with the Growth Fund, we have used the weakness in technology and healthcare to increase our exposure to these important growth sectors. In the technology sector we added to positions in Cree, Triquint Semiconductor and Rational Software while in healthcare we took advantage of the strong moves in Onyx Pharmaceuticals and Gilead Sciences and redeployed the capital into Corixa and Watson Pharmaceuticals. We also reestablished a position in Biovail; a company that we had previously sold due to valuation concerns, but the market provided the opportunity to reinvest at lower prices.

CHANGE IN VALUE OF A $10,000 INVESTMENT IN STONEBRIDGE AGGRESSIVE GROWTH FUND VS. THE RUSSELL 2000 INDEX WITH INCOME FROM MAY 1, 1992 TO APRIL 30, 2002

[CHART]

                      STONEBRIDGE AGGRESSIVE GROWTH FUND            RUSSELL 2000
           1992                                    10000                   10000
           1993                                    10544                   11576
           1994                                    11067                   13292
           1995                                    13587                   14250
           1996                                    19247                   18958
           1997                                    18069                   18968
           1998                                    22984                   27009
           1999                                    19638                   24511
           2000                                    29654                   29026
           2001                                    29396                   28197
           2002                                    25591                   30079

AVERAGE ANNUAL TOTAL RETURN FOR THE STONEBRIDGE
 AGGRESSIVE GROWTH FUND AND RUSSELL 2000 INDEX
        PERIODS ENDED APRIL 30, 2002

                             1 YEAR         5 YEAR      10 YEAR
Stonebridge Aggressive       (12.94)%        7.20%       9.85%
Russell 2000 Index             6.68%         9.66%      11.64%


                 FINAL PORTFOLIO VALUES
                     APRIL 30, 2002

Stonebridge Aggressive Growth Fund         $25,591
Russell 2000 Index                         $30,079

AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TOTAL RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

CONCLUSION

We expect the unusually high level of volatility of the equity markets to continue in 2002. As long as the international political challenges persist, they will go on impacting financial markets around the world. However, as the economic recovery translates into improved corporate profits, we will continue to try to use this volatility to purchase high quality, growth oriented companies at attractive valuations for the benefit of our shareholders.

In addition, we would like to inform you that the Stonebridge Funds website will be available soon at www.stonebridgefunds.com. At this site, you will be able to get updated information on the Funds' holdings, performance, and more.

Thank you for your investment in the Stonebridge Funds. Should you have any questions or concerns, please call a Shareholder Services Representative at 1-800-639-3935.

Sincerely,

/s/ Charles E. Woodhouse

Charles E. Woodhouse
Stonebridge Funds Portfolio Manager
Director of Research for Stonebridge Capital Management, Inc.

May 23, 2002

DEFINITION OF INDICES

The STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The NEW YORK STOCK EXCHANGE COMPOSITE INDEX (NYSE) is an unmanaged market weighted index comprising of all equity issues listed in the New York Stock Exchange. This is a total return index which reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The RUSSELL 2000 INDEX (Russell 2000), an unmanaged index, measures performance of the 2,000 smallest companies in the Russell 3000 Index which represents approximately 98% of the investable U.S. equity market. This is a total return index which reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The RUSSELL 1000 GROWTH INDEX (Russell 1000 Growth), an unmanaged index, measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. This is a total return index which reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The NASDAQ COMPOSITE INDEX (NASDAQ), an unmanaged index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small Cap stocks. This is a total return index which reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The PHILADELPHIA DRUG INDEX (RXS), is an unmanaged capitalization-weighted index currently composed of 14 stocks whose primary line of business is the development, manufacture or sale of pharmaceuticals. This is a total return index which reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The AMEX BIOTECHNOLOGY INDEX (BTK), is an unmanaged equal-dollar weighted index designed to measure the performance of the cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. This is a total return index which reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

STONEBRIDGE FUNDS TRUST SEMI-ANNUAL REPORT - GROWTH FUND

STATEMENT OF INVESTMENTS
APRIL 30, 2002 (UNAUDITED)

                                                   SHARES OR
                                                   PRINCIPAL         MARKET
                                                     AMOUNT          VALUE
                                                     ------          -----
COMMON STOCKS - (88.9%)
     CAPITAL GOODS - (6.9%)
             ELECTRICAL EQUIPMENT - (5.4%)
             Emerson Electric Co                        10,000     $  533,900
             General Electric Co.                       25,000        788,750
                                                                   ----------
                                                                    1,322,650
                                                                   ----------
             MANUFACTURING - (1.5%)
             Illinois Tool Works Inc                     5,000        360,500
                                                                   ----------
             TOTAL CAPITAL GOODS                                    1,683,150
                                                                   ----------
     CONSUMER CYCLICALS - (5.9%)
             LEISURE & ENTERTAINMENT - (3.4%)
             Carnival Corp - Class A                    25,000        832,750

             RETAIL  - (2.5%)
             Costco Wholesale Corp*                     15,000        603,000
                                                                   ----------
             TOTAL CONSUMER CYCLICALS                               1,435,750
                                                                   ----------
     CONSUMER STAPLES - (8.6%)
             BROADCAST MEDIA & ENTERTAINMENT - (1.9%)
             AOL Time Warner Inc*                       25,000        475,500

             HOUSEHOLD PRODUCTS & HOUSEWARE - (4.0%)
             Kimberly Clark Corp                        15,000        976,800

             RETAIL - FOOD & DRUG - (2.7%)
             Albertson's Inc                            20,000        670,800
                                                                   ----------
             TOTAL CONSUMER STAPLES                                 2,123,100
                                                                   ----------
     ENERGY - (5.9%)
             OIL & GAS - DRILL & EQUIPMENT - (2.9%)
             Transocean Sedco Forex Inc                 20,000        710,000

             OIL - INTERNATIONAL - (3.0%)
             Exxon Mobil Corp                           18,000        723,060
                                                                   ----------
             TOTAL ENERGY                                           1,433,060
                                                                   ----------

                                                                   SHARES OR
                                                                   PRINCIPAL      MARKET
                                                                    AMOUNT        VALUE
                                                                    ------        -----
COMMON STOCKS - (CONTINUED)
        FINANCIAL - (19.6%)
                BANKS - MAJOR REGIONAL - (5.9%)
                Suntrust Bank Inc.                                    10,000     679,800
                Wells Fargo & Co                                      15,000     767,250
                                                                               ---------
                                                                               1,447,050
                                                                               ---------
                BROKERAGE & DIVERSE FINANCIAL SERVICES - (11.6%)
                American Express Co                                   15,000     615,150
                Citigroup Inc                                         20,000     866,000
                Federal Home Loan Mortgage Corp                       10,000     653,500
                J. P. Morgan Chase & Co                               20,000     702,000
                                                                               ---------
                                                                               2,836,650
                                                                               ---------
                INSURANCE - MULTILINE & BROKERAGE - (2.1%)
                American International Group Inc                       7,500     518,400
                                                                               ---------
                TOTAL FINANCIAL                                                4,802,100
                                                                               ---------
        FOREIGN STOCKS - (6.1%)
                Elan PLC ADR*                                         60,000     712,800
                Royal Dutch Petroleum Co ADR                          15,000     783,900
                                                                               ---------
                TOTAL FOREIGN STOCKS                                           1,496,700
                                                                               ---------
        HEALTHCARE - (15.6%)
                BIOTECHNOLOGY - (4.7%)
                Chiron Corp*                                          15,000     607,050
                Genentech Inc*                                        15,000     532,500
                                                                               ---------
                                                                               1,139,550
                                                                               ---------
                HEALTHCARE - DIVERSE - (3.9%)
                Bristol Myers Squibb Co                               20,000     576,000
                Johnson & Johnson Inc                                  6,000     383,160
                                                                               ---------
                                                                                 959,160
                                                                               ---------
                MAJOR DRUGS - (4.7%)
                Pfizer Inc                                            15,000     545,250
                Watson Pharmaceuticals Inc*                           25,000     615,000
                                                                               ---------
                                                                               1,160,250
                                                                               ---------
                MEDICAL PRODUCTS & SUPPLIES - (2.3%)
                Guidant Corp*                                         15,000     564,000
                                                                               ---------
                TOTAL HEALTHCARE                                               3,822,960
                                                                               ---------

                                                                  SHARES OR
                                                                  PRINCIPAL       MARKET
                                                                   AMOUNT          VALUE
                                                                   ------          -----
COMMON STOCKS - (Continued)
        TECHNOLOGY - (20.3%)
                COMMUNICATION EQUIPMENT - (4.6%)
                ADC Telecommunications Inc*                          90,000    $  350,100
                Motorola Inc                                         50,000       770,000
                                                                               ----------
                                                                                1,120,100
                                                                               ----------
                COMPUTER HARDWARE & PERIPHERAL - (4.7%)
                International Business Machines Corp                  6,000       502,560
                Sun Microsystems Inc*                                80,000       654,400
                                                                               ----------
                                                                                1,156,960
                                                                               ----------
                COMPUTER SOFTWARE & SERVICES - (4.6%)
                Microsoft Corp*                                      10,000       522,600
                Oracle Corp*                                         60,000       602,400
                                                                               ----------
                                                                                1,125,000
                                                                               ----------
                SEMICONDUCTORS - (6.4%)
                Atmel Corp*                                          80,000       720,000
                Intel Corp                                           30,000       858,300
                                                                               ----------
                                                                                1,578,300
                                                                               ----------
                TOTAL TECHNOLOGY                                                4,980,360
                                                                               ----------

TOTAL COMMON STOCKS                                                 867,500    21,777,180
                                                                               ----------
                (Cost $24,301,948)

WARRANTS - (0.0%)                                                       495             0
                                                                               ----------
                Coram Healthcare Corp*
                (Cost $0)

CONVERTIBLE BONDS - (3.1%)
                Cypress Semiconductor Corp, 3.75%, 07/01/2005     $ 300,000       261,750
                LSI Logic Corp, 4.00%, 02/15/2005                   300,000       262,500
                Triquint Semiconductor Inc, 4.00%, 03/01/2007       300,000       231,375
                                                                               ----------
        TOTAL CONVERTIBLE BONDS                                                   755,625
                                                                               ----------
        (Cost $763,527)

                                                                                 SHARES OR
                                                                                 PRINCIPAL      MARKET
                                                                                  AMOUNT        VALUE
                                                                                  ------        -----
U.S. GOVERNMENT AGENCY OBLIGATIONS - (8.2%)
                Federal Farm Credit Discount Note, 1.50%, 05/15/2002              500,000       499,713
                Federal Home Loan Mortgage Discount Note, 1.50%, 05/07/2002     1,000,000       999,725
                Federal National Mortgage Association Discount
                   Note 1.55%,  05/08/2002                                        500,000       499,851
                                                                                           ------------
        TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                                              1,999,289
                                                                                           ------------
        (Cost $1,999,317)

MUTUAL FUNDS - (0.0%)
                Fifth Third Government Money Market Fund                            1,001         1,001
                                                                                           ------------
        TOTAL MUTUAL FUNDS                                                                        1,001
                                                                                           ------------
        (Cost $1,001)

TOTAL INVESTMENTS - (100.2%)
                (Cost $27,065,793)                                                         $ 24,533,095

LIABILITIES IN EXCESS OF OTHER ASSETS - (-0.2%)                                                 (35,576)
                                                                                           ------------
NET ASSETS - (100.0%)                                                                      $ 24,497,519
                                                                                           ============

ADR - American Depositary Receipt

*Securities on which no cash dividends were paid during the preceding Twelve
(12) months.

The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST SEMI-ANNUAL REPORT - AGGRESSIVE GROWTH FUND

STATEMENT OF INVESTMENTS
APRIL 30, 2002 (UNAUDITED)

                                                                SHARES OR
                                                                PRINCIPAL       MARKET
                                                                 AMOUNT          VALUE
                                                                 ------          -----
COMMON STOCKS - (82.6%)
        BASIC MATERIALS - (2.3%)
                AGRICULTURAL PRODUCTS - (2.3%)
                Corn Products International, Inc.                     5,000   $   165,500
                                                                              -----------
                TOTAL BASIC MATERIALS                                             165,500
                                                                              -----------
        CAPITAL GOODS - (12.4%)
                AEROSPACE & DEFENSE - (3.7%)
                Precision Castparts Corp                              7,500       265,275

                MANUFACTURING - (6.1%)
                Garmin Ltd*                                          10,000       225,100
                Jabil Circuit Inc*                                   10,000       204,100
                                                                              -----------
                                                                                  429,200
                                                                              -----------
                OFFICE EQUIPMENT & SUPPLIES - (2.6%)
                Miller Herman Inc                                     7,500       183,225
                                                                              -----------
                TOTAL CAPITAL GOODS                                               877,700
                                                                              -----------
        COMMUNICATION SERVICES - (3.1%)
                TELEPHONE - ( 3.1%)
                CenturyTel Inc                                        8,000       221,600
                                                                              -----------
                TOTAL COMMUNICATION SERVICES                                      221,600
                                                                              -----------
        CONSUMER CYCLICALS - (6.9%)
                BUILDING MATERIALS & HOME BUILDING - (2.4%)
                Scotts Co - Class A*                                  3,500       166,985

                LEISURE & ENTERTAINMENT - (3.3%)
                Royal Caribbean Cruises Ltd                          10,000       235,900

                SERVICES - COMMERCIAL & CONSUMER  - (1.2%)
                Exult Inc*                                           10,000        87,300
                                                                              -----------
                TOTAL CONSUMER CYCLICALS                                          490,185
                                                                              -----------
        CONSUMER STAPLES - (3.6%)
                FOODS - (3.6%)
                McCormick & Co Inc                                   10,000       256,400
                                                                              -----------
                TOTAL CONSUMER STAPLES                                            256,400
                                                                              -----------

                                                                     SHARES OR
                                                                     PRINCIPAL      MARKET
                                                                       AMOUNT        VALUE
COMMON STOCKS - (Continued)
        ENERGY - (5.1%)
                OIL & GAS - DRILL & EQUIPMENT - (5.1%)
                Precision Drilling Corp - Class A*             5,000     $ 167,550
                Rowan Companies Inc*                           7,500       190,350
                                                                         ---------
                TOTAL ENERGY                                               357,900
                                                                         ---------
        FINANCIAL - (11.1%)
                BANKS - MAJOR REGIONAL - (8.9%)
                Pacific Capital Bancorp                        6,000       212,220
                Popular Inc.                                   6,000       176,460
                Silicon Valley Bancshares*                     7,500       239,625
                                                                         ---------
                                                                           628,305
                                                                         ---------
                INSURANCE - PROPERTY - (2.2%)
                Fidelity National Financial Corp               5,000       154,250
                                                                         ---------
                TOTAL FINANCIAL                                            782,555
                                                                         ---------
        HEALTHCARE - (15.5%)
                BIOTECHNOLOGY - (4.5%)
                Corixa Corp*                                  30,000       164,700
                Onyx Pharmaceuticals Inc*                     20,000       159,000
                                                                         ---------
                                                                           323,700
                                                                         ---------
                MAJOR DRUGS - (8.7%)
                Adolor Corp*                                  10,000       137,500
                Biovail Corp*                                  2,000        75,540
                ISIS Pharmaceuticals Inc*                     10,000       126,600
                Tularik Inc*                                  10,000       115,000
                Watson Pharmaceuticals Inc*                    6,500       159,900
                                                                         ---------
                                                                           614,540
                                                                         ---------
                MEDICAL PRODUCTS & SUPPLIES - (2.3%)
                Alkermes Inc*                                  8,000       161,120
                                                                         ---------
                TOTAL HEALTHCARE                                         1,099,360
                                                                         ---------
        TECHNOLOGY - (22.6%)
                COMMUNICATION EQUIPMENT - (3.0%)
                ADC Telecommunications Inc*                   30,000       116.700
                Avici Systems Inc*                            50,000        95,500
                                                                         ---------
                                                                           212,200
                                                                         ---------

                                                                  SHARES OR
                                                                  PRINCIPAL       MARKET
                                                                    AMOUNT        VALUE
                                                                    -----         -----
COMMON STOCKS - (Continued)
        TECHNOLOGY - (Continued)
                COMPUTER HARDWARE & PERIPHERAL - (1.9%)
                Microvision Inc*                                     12,000         132,600

                Computer Networking - (2.1%)
                Nyfix Inc*                                           15,000         151,050


                COMPUTER SOFTWARE & SERVICES - (2.1%)
                Rational Software Corp*                              10,000         145,700

                ELECTRONICS - INSTRUMENTS & DEVICES - (3.1%)
                Veeco Instruments Inc*                                7,500         222,225

                SEMICONDUCTOR EQUIPMENT - (1.6%)
                Photronics Inc*                                       3,500         115,745

                SEMICONDUCTORS - (8.8%)
                Atmel Corp*                                          20,000         180,000
                Cree Inc*                                            14,000         165,060
                LSI Logic Corp*                                      10,000         128,500
                Triquint Semiconductor Inc*                          15,000         152,100
                                                                                  ---------
                                                                                    625,660
                                                                                  ---------
                TOTAL TECHNOLOGY                                                  1,605,180
                                                                                  ---------

TOTAL COMMON STOCKS                                                 402,000       5,856,380
                                                                                  ---------
                (Cost $6,410,296)

U.S. GOVERNMENT AGENCY OBLIGATIONS - (8.4%)
                Federal National Mortgage Association Discount
                   Note 1.55%, 05/08/2002                           600,000         599,822
                                                                                  ---------
        TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                                    599,822
                                                                                  ---------
        (Cost $599,822)

MUTUAL FUNDS - (9.2%)
                Fifth Third Government Money Market Fund            333,789         333,789
                Fifth Third U.S. Treasury Fund                      319,261         319,261
                                                                                  ---------
        TOTAL MUTUAL FUNDS                                                          653,050
                                                                                  ---------
        (Cost $653,050)

                                                   SHARES OR
                                                   PRINCIPAL     MARKET
                                                    AMOUNT       VALUE
                                                    ------       -----
TOTAL INVESTMENTS - (100.2%)
                (Cost $7,663,168)                               $ 7,109,252

LIABILITIES IN EXCESS OF OTHER ASSETS - (-0.2%)                    (17,727)
                                                                -----------
NET ASSETS - (100.0%)                                           $ 7,091,525
                                                                ===========


ADR - American Depositary Receipt

*Securities on which no cash dividends were paid during the preceding twelve
(12) months.

The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST SEMI-ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2002 (UNAUDITED)

                                                                GROWTH     AGGRESSIVE GROWTH
                                                                 FUND            FUND
                                                                 ----            ----
ASSETS:
        Investments, at value (Cost - see below)              $ 24,533,095    $  7,109,252
        Receivable for fund shares sold                                426               0
        Dividends and interest receivable                           25,806           1,782
        Prepaid and other assets                                    18,773          11,548
                                                              ----------------------------
              TOTAL ASSETS                                    $ 24,578,100    $  7,122,582
                                                              ----------------------------
LIABILITIES:
        Overdraft                                             $     13,981    $          0
        Payable for fund shares redeemed                            20,656               0
        Accrued investment advisory fee                              3,755           1,966
        Accrued administration fee                                   6,080           5,315
        Other accrued expenses                                      36,109          23,776
                                                              ----------------------------
              TOTAL LIABILITIES                               $     80,581    $     31,057
                                                              ----------------------------
        NET ASSETS                                            $ 24,497,519    $  7,091,525
                                                              ============================
COMPOSITION OF NET ASSETS:
        Capital stock ($1.00 par value)                       $  3,062,091    $    850,736
        Paid in capital                                         25,852,787       6,996,114
        Accumulated net investment loss                            (13,994)        (81,986)
        Accumulated net realized loss on investments            (1,870,667)       (119,423)
        Net unrealized depreciation in value of investments     (2,532,698)       (553,916)
                                                              ----------------------------
        NET ASSETS                                            $ 24,497,519    $  7,091,525
                                                              ============================
NET ASSET VALUE PER SHARE:
        Net assets                                            $ 24,497,519    $  7,091,525
        Shares outstanding                                       3,062,091         850,736
        Net asset value and redemption price per share        $       8.00    $       8.34

COST OF INVESTMENTS                                           $ 27,065,793    $  7,663,168
                                                              ============================

*The accompanying notes to financial statements are an integral part of the financial statements.

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)

                                                                                               AGGRESSIVE
                                                                               GROWTH            GROWTH
                                                                                FUND              FUND
                                                                                ----              ----
INCOME:
  Dividends                                                                  $     119,835    $       15,314
  Interest                                                                          64,170             8,341
                                                                             -------------------------------
              TOTAL INCOME                                                         184,005            23,655
                                                                             -------------------------------
EXPENSES:
        Investment advisory fees (Note 4)                                           98,999            36,428
        Administration fees (Note 4)                                                37,105            36,635
        Transfer agent fees                                                         48,443            14,775
        Fund accounting fees and expenses                                           17,290            11,554
        Custodian fees                                                               2,370             2,168
        Legal fees                                                                   8,388             4,346
        Printing fees                                                                8,128             1,647
        Registration fees                                                            6,878             8,688
        Audit fees                                                                   5,973             3,982
        Trustee fees and expenses                                                    9,768             3,254
        Other                                                                       10,685             2,896
        Expense subsidy (Note 4)                                                   (56,028)          (20,732)
                                                                             -------------------------------
              TOTAL EXPENSES                                                       197,999           105,641
                                                                             -------------------------------
NET INVESTMENT LOSS                                                                (13,994)          (81,986)
                                                                             -------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
        Net realized loss on investments                                        (1,872,377)          (99,244)
                                                                             -------------------------------
        Unrealized appreciation/(depreciation) on investments
          Beginning of period                                                   (3,482,860)       (1,079,595)
          End of period                                                         (2,532,698)         (553,916)
                                                                             -------------------------------
        Change in net unrealized appreciation/(depreciation) of investments        950,162           525,679
                                                                             -------------------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS                            (922,215)          426,435
                                                                             ===============================
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                                                $  (936,209)       $  344,449
                                                                             ===============================


*The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST SEMI-ANNUAL REPORT - GROWTH FUND

  STATEMENTS OF CHANGES IN NET ASSETS

                                                                              SIX MONTHS ENDED   YEAR ENDED
                                                                                 APRIL 30,       OCTOBER 31,
                                                                                  2002*            2001
                                                                              ------------------------------
OPERATIONS:
        Net investment income/(loss)                                          $    (13,994)     $     23,024
        Net realized gain/(loss) on investments                                 (1,872,377)        2,429,371
        Change in net unrealized appreciation/(depreciation) of investments        950,162       (10,231,415)
                                                                              ------------------------------
                DECREASE IN NET ASSETS RESULTING
                FROM OPERATIONS                                                   (936,209)       (7,779,020)

DISTRIBUTIONS TO SHAREHOLDERS:
        Distributions from net investment income                                         0           (23,024)
        Distributions from net realized gain on investments                     (2,422,291)       (6,513,136)

SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
        Net increase in net assets derived from
          beneficial interest transactions - (Note 2)                            1,569,212         4,681,045
                                                                              ------------------------------
NET DECREASE IN NET ASSETS                                                      (1,789,288)       (9,634,135)

NET ASSETS:
        Beginning of period                                                     26,286,807        35,920,942
                                                                              ------------------------------
        End of period                                                         $ 24,497,519      $ 26,286,807
                                                                              ==============================

*Unaudited


*The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST SEMI-ANNUAL REPORT - AGGRESSIVE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               SIX MONTHS ENDED   YEAR ENDED
                                                                                  APRIL 30,       OCTOBER 31,
                                                                                    2002*            2001
                                                                               -----------------------------
OPERATIONS:
        Net investment loss                                                    $   (81,986)      $ ( 148,341)
        Net realized gain/(loss) on investments                                    (99,244)           39,916
        Change in net unrealized appreciation/(depreciation) of investments        525,679       ( 2,007,368)
                                                                               -----------------------------
                INCREASE/(DECREASE) IN NET ASSETS RESULTING
                FROM OPERATIONS                                                    344,449        (2,115,793)

DISTRIBUTIONS TO SHAREHOLDERS:
        Distributions from net realized gain on investments                              0       ( 2,442,253)

SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
        Net increase/(decrease) in net assets derived from
          beneficial interest transactions - (Note 2)                             (310,191)        2,564,984
                                                                               -----------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                               34,258        (1,993,062)

NET ASSETS:
        Beginning of period                                                      7,057,267         9,050,329
                                                                               -----------------------------
        End of period                                                          $ 7,091,525       $ 7,057,267
                                                                               =============================

*Unaudited


*The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST SEMI-ANNUAL REPORT - GROWTH FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING
THROUGHOUT THE YEARS INDICATED:

                                              SIX MONTHS ENDED            YEARS ENDED             PERIOD ENDED  YEAR ENDED
                                                   APRIL 30,               OCTOBER 31,             OCTOBER 31,  NOVEMBER 30,
                                              2002 (UNAUDITED)   2001         2000         1999       1998        1997
                                              ------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period               $  9.11       $ 14.57     $ 18.01     $ 14.32     $ 17.69      $ 16.56
                                              ------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
        Net investment income/(loss)                 (0.00)(1)      0.01       (0.01)      (0.03)       0.00         0.02
        Net realized and unrealized gain/(loss)
           on investments                            (0.26)        (2.79)      (1.53)       3.72       (0.07)        2.90
                                              ------------------------------------------------------------------------------
        Total income/(loss) from investment
           operations                                (0.26)        (2.78)      (1.54)       3.69       (0.07)        2.92
                                              ------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
        Distributions from net investment
           income                                     0.00         (0.01)       0.00        0.00       (0.02)       (0.10)
        Distributions from net realized gain
           on investments                            (0.85)        (2.67)      (1.90)       0.00       (3.28)       (1.69)
                                              ------------------------------------------------------------------------------
        Total distributions to shareholders          (0.85)        (2.68)      (1.90)       0.00       (3.30)       (1.79)
                                              ------------------------------------------------------------------------------
Net asset value, end of period                     $  8.00       $  9.11     $ 14.57     $ 18.01     $ 14.32      $ 17.69
                                              ==============================================================================
TOTAL RETURN                                         (3.73)%      (22.54)%     (9.62)%     25.77%      (0.44)%      19.79%
                                              ==============================================================================
RATIOS AND SUPPLEMENTAL DATA
        Net assets, end of period (in 000s)        $24,498       $26,285     $35,921     $42,610     $38,774      $42,380
                                              ==============================================================================
        Ratio of operating expenses to
          average net assets                          1.50%*        1.50%       1.50%       1.50%       1.50%*       1.50%
                                              ==============================================================================
        Ratio of operating expenses to average
           net assets before fee waivers              1.93%*        1.74%       1.52%       1.66%       1.78%*       1.50%
                                              ==============================================================================
        Ratio of net investment income/(loss)
          to average net assets                      (0.11)%*       0.07%      (0.04)%     (0.18)%      0.02%*       0.11%
                                              ==============================================================================
        Ratio of net investment income/(loss) to
          average net assets before fee waivers      (0.53)%*      (0.17)%     (0.06)%     (0.35)%     (0.25)%*      0.11%
                                              ==============================================================================
        Portfolio turnover rate**                    34.65%        81.78%         77%         54%         41%          41%
                                              ==============================================================================

*Annualized

**A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended April 30, 2002 were $8,864,992 and $7,991,422, respectively

(1) Less than ($.005) per share.

The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST SEMI-ANNUAL REPORT - AGGRESSIVE GROWTH FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING
THROUGHOUT THE YEARS INDICATED

                                      SIX MONTHS ENDED
                                           APRIL 30,                      YEARS ENDED OCTOBER 31,
                                       2002 (UNAUDITED)    2001        2000       1999        1998      1997
                                       -----------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of year            $ 7.96      $ 14.72     $11.46     $ 8.59     $ 13.27     $13.19
                                       -----------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss                            (0.10)       (0.17)     (0.21)     (0.19)      (0.37)     (0.20)
Net realized and unrealized gain/(loss)
 on investments                                 0.48        (2.65)      4.35       3.06       (2.07)      2.83
                                       -----------------------------------------------------------------------
Total income/(loss) from investment
   operations                                   0.38        (2.82)      4.14       2.87       (2.44)      2.63
                                       -----------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net realized gain
 on investments                                 0.00        (3.94)     (0.88)      0.00       (2.24)     (2.55)
                                       -----------------------------------------------------------------------
Total distributions to shareholders             0.00        (3.94)     (0.88)      0.00       (2.24)     (2.55)
                                       -----------------------------------------------------------------------
Net asset value, end of year                  $ 8.34      $  7.96     $14.72     $11.46     $  8.59     $13.27
                                       =======================================================================
TOTAL RETURN                                    4.77%      (22.56)%    38.18%     33.41%     (20.23)%    22.89%
                                       =======================================================================
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)             $7,092      $ 7,057     $9,050     $5,837     $ 4,664     $5,428
                                       =======================================================================
Ratio of operating expenses to
 average net assets                             2.90%*       2.90%      2.90%      2.85%       2.90%      2.90%
                                       =======================================================================
Ratio of operating expenses to average
  net assets before fee waivers
  and subsidy reimbursements                    3.47%*       3.18%      2.87%      3.85%       3.69%      2.90%
                                       =======================================================================
Ratio of net investment loss to average
  net assets                                   (2.25)%*     (1.83)%    (1.60)%    (1.90)%     (2.01)%    (1.62)%
                                       =======================================================================
Ratio of net investment loss to average net
  assets before fee waivers and
  subsidy reimbursements                       (2.82)%*     (2.11)%    (1.57)%    (2.90)%     (1.22)%    (1.62)%
                                       =======================================================================
Portfolio turnover rate*                       31.85%       92.25%       133%        88%         92%        88%
                                       =======================================================================

* Annualized

* A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended April 30, 2002 were $1,981,044 and $2,679,233, respectively.

The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

ORGANIZATION AND NATURE OF OPERATIONS -- Stonebridge Funds Trust ("the Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company organized as a Delaware business trust by a Declaration of Trust dated July 31, 1998. The Trust, which became effective November 1, 1998, currently has two active investment portfolios, the Stonebridge Growth Fund (previously the Stonebridge Growth Fund, Inc.) and the Stonebridge Aggressive Growth Fund (previously the Stonebridge Aggressive Growth Fund, Inc.), each referred to as a "Series" of the Trust.

USE OF ESTIMATES -- The preparation of each Series' financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

SECURITY VALUATION -- Investment securities listed or traded on a registered securities exchange or quoted on NASDAQ are valued at the last sales price on the date of valuation. Securities traded on the over-the-counter market for which no sales are reported are valued at the mean between the bid and asked price. Short-term debt securities having a remaining maturity of 60 days or less consist exclusively of U.S. Treasury and Agency Obligations and are stated at amortized cost which is approximately equivalent to value.

FEDERAL INCOME TAXES -- As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, neither Series is subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year.

DISTRIBUTIONS -- Distributions of net investment income, if any, are distributed annually. Distributions of net realized gains, if any, are declared at least once each year. Distributions to shareholders are recorded on the ex-dividend date.

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Series.

ALLOCATION OF EXPENSE -- Trust expenses which are not Series specific are allocated to each Series based upon its relative proportion of net assets and/or open accounts to the Trust's totals.

     OTHER -- Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums and accretion of discounts, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis, which is the same basis each Series uses for federal income tax purposes.

2.   SHARES OF BENEFICIAL INTEREST:

     At April 30, 2002, there were an indefinite number of $1.00 par value shares of beneficial interest authorized for each Series. Transactions in shares of beneficial interest for the six months ended April 30, 2002 and the year ended October 31, 2001, were as follows:

                                                                          STONEBRIDGE GROWTH FUND
                                                          FOR THE SIX MONTHS ENDED           FOR THE YEAR ENDED
                                                                APRIL 30, 2002                OCTOBER 31, 2001
                                                                --------------                ----------------
                                                            SHARES        AMOUNT         SHARES                 AMOUNT
                                                            ------        ------         ------                 ------
        Shares Sold                                          15,229    $ 131,273         47,315              $  523,588
        Shares Issued in Reinvestment of Dividends          270,799    2,380,322        570,823               6,416,048
                                                           ------------------------------------------------------------
        Total                                               286,028    2,511,595        618,138               6,939,636
        Less Shares Redeemed                               (109,160)    (942,383)      (198,918)             (2,258,591)
                                                           ------------------------------------------------------------
        Net Increase                                        176,868    1,569,212        419,220              $4,681,045
                                                           ============================================================

                                                                       STONEBRIDGE AGGRESSIVE GROWTH FUND
                                                             FOR THE SIX MONTHS ENDED           FOR THE YEAR ENDED
                                                                  APRIL 30, 2002                 OCTOBER 31, 2001
                                                                  --------------                -----------------
                                                               SHARES        AMOUNT         SHARES                 AMOUNT
                                                               ------        ------         ------                 ------
        Shares Sold                                            20,036      $170,120          92,496            $  915,002
        Shares Issued in Reinvestment of Dividends                  0             0         258,025             2,350,612
                                                              -----------------------------------------------------------
        Total                                                  20,036       170,120         350,521             3,265,614
        Less Shares Redeemed                                  (55,571)     (480,311)        (79,086)             (700,630)
                                                              -----------------------------------------------------------
        Net Increase                                          (35,535)     (310,191)        271,435            $2,564,984
                                                              ===========================================================

3.   UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS (TAX BASIS)

                                                                GROWTH FUND    AGGRESSIVE GROWTH FUND
                                                                -----------    ----------------------
     As of April 30, 2002
     Gross appreciation (excess of value over tax cost)        $   2,527,403       $    793,195
     Gross depreciation (excess of tax cost over value)           (5,060,101)         (1,347,111)
     ------------------------------------------------------------------------------------------------
     Net unrealized appreciation/(depreciation)                $  (2,532,698)      $    (553,916)
     ================================================================================================
     Cost of investments for Federal income tax purposes       $   27,065,793      $   7,663,168
     ================================================================================================

     These amounts represent the net increase/(decrease) in the value of investments (all of which are represented by long transactions) held at April 30, 2002.


4.   TRANSACTIONS WITH AFFILIATES:

     The Trust has entered into an advisory agreement with Stonebridge Capital Management, Inc. (the "Adviser") for both Series. The advisory agreement has been approved by the Trust's Board of Trustees and shareholders. Pursuant to its advisory agreement with the Trust, the Adviser is entitled to an investment advisory fee, computed daily and payable monthly, at an annual rate of 0.75% and 1.00% of the average daily net assets of the Stonebridge Growth and Stonebridge Aggressive Growth Funds, respectively.

     The Adviser has agreed to defer its annual management fee to the extent necessary to limit the overall annual expenses of the Growth Fund and Aggressive Growth Fund to 1.50% and 2.90%, respectively; however, in circumstances where the Adviser is required to waive 100% of its annual management fee, it will not be responsible for reimbursing the Funds for additional expenses. Each Series will remain liable to the Adviser for all such expenses subsidized in any fiscal year, for a period of up to three years from the date the expenses were incurred, so long as reimbursement will not cause the annual expense ratio to exceed the expense limit in effect for that year; such a reimbursement would be recognized as an expense previously deferred in the Statement of Operations in the period it was incurred. As of April 30, 2002, the Stonebridge Growth Fund and the Stonebridge Aggressive Growth Fund had cumulative carryover of waived expenses of $XXX and $XXX, respectively.

     On November 2, 1998, the Trust entered into an administration agreement with ALPS Mutual Funds Services, Inc. ("ALPS"). The administration agreement provides that ALPS will receive a monthly administration fee equal to the annual rate of 0.10% of the average daily net assets in each Series up to $250,000,000 and 0.075% of the average daily net assets of each Series in excess of $250,000,000. At all times ALPS' fee will be no less than $6,250 per month per Series.

     Certain officers and trustees of the Trust are also officers and/or trustees of the Adviser.

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                               STONEBRIDGE FUNDS

                             OFFICERS AND TRUSTEES
                       Richard C. Barrett, CFA, CHAIRMAN,
                        BOARD OF TRUSTEES AND PRESIDENT
             Debra L. Newman, VICE PRESIDENT, TREASURER AND TRUSTEE
                Charles E. Woodhouse, VICE PRESIDENT AND TRUSTEE
                Craig B. Burger, CFA, VICE PRESIDENT AND TRUSTEE
                        Selvyn B. Bleifer, M.D., TRUSTEE
                            Marvin Freedman, TRUSTEE
                            Charles F. Haas, TRUSTEE
                         William H. Taylor II, TRUSTEE
                     Derek J. Mullins, ASSISTANT TREASURER
                           Lisa B. Mougin, SECRETARY

                               INVESTMENT ADVISER
                        STONEBRIDGE CAPITAL MANAGEMENT,
                                  INCORPORATED
                       1801 Century Park East, Suite 1800
                         Los Angeles, California 90067

                       ADMINISTRATOR AND FUND ACCOUNTANT
                        ALPS MUTUAL FUNDS SERVICES, INC.
                       370 Seventeenth Street, Suite 3100
                             Denver, Colorado 80202

                                  DISTRIBUTOR
                            ALPS DISTRIBUTORS, INC.
                       370 Seventeenth Street, Suite 3100
                             Denver, Colorado 80202

                                 TRANSFER AGENT
                        NATIONAL FINANCIAL DATA SERVICES
                        330 West 9th Street Kansas City,
                                 Missouri 64105

                                   CUSTODIAN
                                FIFTH THIRD BANK
                               Fifth Third Center
                            38 Fountain Square Plaza
                             Cincinnati, Ohio 45263

                                 LEGAL COUNSEL
                     PAUL, HASTINGS, JANOFSKY & WALKER LLP
                              555 S. Flower Street
                         Los Angeles, California 90071

                              INDEPENDENT AUDITORS
                              TAIT, WELLER & BAKER
                         8 Penn Center Plaza, Suite 800
                        Philadelphia, Pennsylvania 19103

This report and its financial statements are submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.